Exhibit 10.1



                      FIRST AMENDMENT TO CREDIT AGREEMENT
                         Dated as of December 14, 2004

         This FIRST AMENDMENT TO CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this "Amendment") is among GNC CORPORATION (f/k/a General Nutrition Centers Holding Company), a Delaware corporation ("Holdings"), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time party to the Credit Agreement referred to below (the "Lenders"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                            PRELIMINARY STATEMENTS:

         A. The Borrower, Holdings, the Lenders, the Administrative Agent and Lehman Brothers Inc. and J.P. Morgan Securities Inc., as Arrangers, entered into a Credit Agreement, dated as of December 5, 2003 (together with all Annexes, Exhibits and Schedules thereto, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement); and

         B. The Borrower has requested that the Lenders amend the Credit Agreement to relax certain negative covenants and the Lenders have agreed to such proposed amendments, subject to the other terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is amended as follows:

            (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical position:

                       "Consolidated Senior Secured Leverage Ratio": as at the last day of any period of four consecutive fiscal quarters, the ratio of (a) Consolidated Senior Secured Total Debt on such day to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for such period.

                       "Consolidated Senior Secured Total Debt": at any date, the sum of (i) the aggregate principal amount of all Term Loans then outstanding, (ii) the Total Revolving Extensions of Credit and
         (iii) any other Consolidated Secured Total Debt that is not, by its terms, subordinated to any other Indebtedness of the Borrower or any of its Subsidiaries.

                       "First Amendment Effective Date":  [_____ __, 200_].

                       "Indenture Restricted Payments": "Restricted Payments" as defined in the Senior Subordinated Note Indenture as in effect on the First Amendment Effective Date.

            (b) The definition of "Available Cash" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "Restricted Payments under Section 7.6(d) (to the extent not so used)" and inserting "Indenture Restricted Payments under Section 4.07 of the Senior Subordinated
Note Indenture as in effect on the First Amendment Effective Date" in lieu thereof.

            (c) The definition of "Consolidated Fixed Charges" contained in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "Consolidated Fixed Charges": for any period, the sum (without duplication) of (a) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period and (b) scheduled amortization payments (but excluding prepayments) made during such period on account of principal of Indebtedness of the Borrower or any of its Subsidiaries, other than Non-Recourse Indebtedness of any Income Restricted Subsidiary (including scheduled principal amortization payments (but excluding prepayments) in respect of the Term Loans).

            (d) The definition of "Consolidated Net Income" contained in
Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "; provided that for purposes of Section 7.6(d)(z), Consolidated Net Income may be determined in the manner set forth in the Senior Subordinated Note Indenture as of the date hereof if the Borrower provides the Lenders with a certificate reasonably satisfactory to the Administrative Agent demonstrating such calculation of Consolidated Net Income in reasonable detail; and provided further that the costs referred to in clauses (f) and (g) shall be calculated without giving effect to any tax benefit realized directly from such costs".

            (e) Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions: "Consolidated Secured Leverage Ratio", "ECF Percentage", "Excess Cash Flow" and "Excess Cash Flow Application Date".

            (f) Section 2.11 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

                 Notwithstanding anything to the contrary in this Agreement, in the event that the Term Loans are refinanced in whole or in part with proceeds of Indebtedness prior to the first anniversary of the First Amendment Effective Date, such refinancing of the Term Loans shall be accompanied by a fee equal to 1.0% of the aggregate principal amount of the amount so refinanced.

            (g) Section 2.12(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            (c) [Intentionally Omitted]

            (h) Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                         (a) Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower commencing with the fiscal quarter ending December 31, 2004 to exceed 2.25:1.00.

                         (b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower commencing with the fiscal quarter ending December 31, 2004 to be less than 1.00:1.00.

            (i) Section 7.2(i) of the Credit Agreement is hereby amended by (i) deleting the word "subordinated" on the first line, (ii) deleting the figure "$150,000,000" and inserting "$225,000,000" in lieu thereof and (iii) deleting the phrase "(including subordination terms reasonably acceptable to the Administrative Agent)".

            (j) Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                       7.6 Limitation on Restricted Payments. Declare or pay any dividend on (other than dividends payable solely in common stock of the Person making the dividend so long as the ownership interest of any Guarantor in such Person is not diluted), or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of Holdings, the Borrower or any of its Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings, the Borrower or any of its Subsidiaries (collectively, "Restricted Payments"), except that Borrower and its Subsidiaries may make Indenture Restricted Payments so long as (a) no Event of Default has occurred and is continuing or would occur as a result of the making of such Restricted Payment and (b) the Borrower would be in pro forma compliance with Section 7.1 as if such Restricted Payment had been made on the first day of the most recently ended fiscal quarter of the Borrower.

            (k) Section 7.7 of the Credit Agreement is hereby amended by deleting the phrase "Sections 7.6(d) or (f)" and inserting "Section 7.6" in lieu thereof.

            (l) Section 7.8(i)(iv) of the Credit Agreement is hereby amended by deleting the phrase "Sections 7.6(d) or (f)" and inserting "Section 7.6" in lieu thereof.

            (m) Section 7.8(l) of the Credit Agreement is hereby amended by deleting the phrase "Sections 7.6(d) or (f)" and inserting "Section 7.6" in lieu thereof.

            (n) Section 7.8(m) of the Credit Agreement is hereby amended by deleting the phrase "Sections 7.6(d) or (f)" and inserting "Section 7.6" in lieu thereof.

            (o) Clause (i) Section 7.8(p) of the Credit Agreement is hereby amended by deleting the phrase "Sections 7.6(d) or (f)" and inserting "Section 7.6" in lieu thereof.

            (p) Section 7.9(a) of the Credit Agreement is hereby amended by deleting the phrase "Sections 7.6(d) or (f)" and inserting "Section 7.6" in lieu thereof.

2. CONDITIONS TO EFFECTIVENESS. The effectiveness of all the amendments contained in Section 1 of this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the "Amendment Effective Date"):

            (a) the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Amendment, and shall have received counterparts of this Amendment signed by each of the Borrower, Holdings and the Administrative Agent;

            (b) the Administrative Agent shall have received counterparts of the consent of the Guarantors attached hereto as Annex I (the "Consent") executed by each of the Guarantors;

            (c) each of the representations and warranties in Section 3 below shall be true and correct in all material respects on and as of the Amendment Effective Date;

            (d) the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) reimbursable under the Credit Agreement and for which invoices have been presented;

            (e) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request;

            (f) the Borrower shall have prepaid the Term Loans in an amount not less than $185,000,000 no later than January 31, 2005; and

            (g) the Borrower shall have paid to each of the Lenders authorizing the Administrative Agent to execute this Amendment by 12:00 p.m. (noon), Tuesday, December 14, 2004, an amendment fee equal to the product of 0.05% multiplied by the sum of such Lender's Revolving Credit Commitment plus the principal amount of such Lender's Term Loans outstanding immediately prior to the prepayment of the Term Loans described in Section 2(f) of this Amendment.

3. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and Holdings represents and warrants jointly and severally to the Administrative Agent and the Lenders as follows:

            (a) Authority. Each of the Borrower and Holdings has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). Each of the Guarantors has the corporate or other organizational power and authority, and the legal right, to make and deliver the Consent. The execution, delivery and performance (i) by the Borrower and Holdings of this Amendment and the Credit Agreement (as amended hereby) and the transactions contemplated hereby and thereby and (ii) by the Guarantors of the Consent, in each case, have been authorized by all necessary corporate or other action of such Person. No material consent or authorization of, filing with, notice to or other act by or in respect of, any governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Consent.

            (b) Enforceability. Each of the Consent, this Amendment, and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents has been duly executed and delivered on behalf of each Loan Party that is party thereto. Each of the Consent, this Amendment and the Credit Agreement as amended hereby (i) constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of the Consent or this Amendment or the performance of the Credit Agreement (as amended hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral or its ability to realize thereon. This Amendment is effective to amend the Credit Agreement as provided therein.

            (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of an earlier date) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

            (d) No Conflicts. Neither the execution, delivery and performance of the Consent, this Amendment, nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (a) violate any Requirement of Law or any material Contractual Obligation of any Loan Party (including, without limitation, the Senior Subordinated Note Indenture) or (b) result in, or require, the creation or imposition of any Lien (other than Liens created by the Loan Documents) on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

            (e) No Default. Both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

4.  REFERENCE TO AND EFFECT ON CREDIT AGREEMENT.

            (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment is a Loan Document.

            (b) Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

6. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                     LEHMAN COMMERCIAL PAPER INC.,
                                     as Administrative Agent


                                     By: /s/ Ritam Bhalla
                                         ------------------------------------
                                         Name:  Ritam Bhalla
                                         Title: Authorized Signatory


                                     GENERAL NUTRITION CENTERS INC., as Borrower


                                     By: /s/ James M. Sander
                                         ------------------------------------
                                         Name:  James M. Sander
                                         Title: Senior Vice President, Chief
                                                Legal Officer and Secretary


                                     GNC CORPORATION (f/k/a General Nutrition
                                     Centers Holding Company)


                                     By: /s/ James M. Sander
                                         ------------------------------------
                                         Name:  James M. Sander
                                         Title: Senior Vice President, Chief
                                                Legal Officer and Secretary

                                                                        ANNEX I
                                                                        -------


                             CONSENT OF GUARANTORS


            Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guarantee and Collateral Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of December 14, 2004.


                            [Signature pages follow]

                         GENERAL NUTRITION CENTERS, INC.

                         GENERAL NUTRITION, INCORPORATED

                         GENERAL NUTRITION CORPORATION

                         NUTRA MANUFACTURING, INC. (f/k/a Nutricia
                         Manufacturing USA, Inc.)

                         GNC FRANCHISING, LLC (f/k/a GNC Franchising, Inc.)

                         GENERAL NUTRITION INTERNATIONAL, INC.

                         GENERAL NUTRITION INVESTMENT COMPANY

                         GENERAL NUTRITION SYSTEMS, INC.

                         GENERAL NUTRITION DISTRIBUTION COMPANY

                         GNC CANADA LIMITED (F/K/A GNC, Limited)

                         GNC (CANADA) HOLDING COMPANY

                         INFORMED NUTRITION, INC.

                         GENERAL NUTRITION GOVERNMENT SERVICES, INC.

                         GN INVESTMENT, INC.

                         NUTRA SALES CORPORATION (f/k/a General Nutrition Sales Corporation)

                         GNC US DELAWARE, INC.

                         GNC CORPORATION (f/k/a General Nutrition Centers Holding Company)



                         By: /s/ James M. Sander
                            ------------------------------------
                             Name:  James M. Sander
                             Title: Senior Vice President, Chief
                                    Legal Officer and Secretary

                                        for each of the above named Credit
                                        Parties

                     [Signature pages continued next page]

                         GENERAL NUTRITION DISTRIBUTION, L.P.

                         By: General Nutrition Incorporated, its general partner



                         By: /s/ James M. Sander
                            ------------------------------------
                             Name:  James M. Sander
                             Title: Senior Vice President, Chief
                                    Legal Officer and Secretary



                         GENERAL NUTRITION COMPANIES, INC.



                         By: /s/ James M. Sander
                            ------------------------------------
                             Name:  James M. Sander
                             Title: Senior Vice President, Chief
                                    Legal Officer and Secretary